UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MEDPACE HOLDINGS,INC.

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MEDPACE HOLDINGS, INC. 5375 MEDPACE WAY CINCINNATI, OHIO 45227 D75050-P70226	Your Vote Counts! MEDPACE HOLDINGS, INC. 2022 Annual Meeting Vote by May 19, 2022 11:59 PM ET

You invested in MEDPACE HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a	Vote Virtually at the Meeting* May 20, 2022 9:00 AM EDT
control number	Virtually at: www.virtualshareholdermeeting.com/MEDP2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Directors
Nominees:
	01)	August J. Troendle	For
	02)	Ashley M. Keating
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.		For
3.	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting.		For
NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D75051-P70226